SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
current report
pursuant to section 13 or 15(d) of the
securities exchange act of 1934
Date of Report (date of earliest event reported):   November 28, 2007
American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road Cleveland, Ohio	44144

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:   (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
On November 28, 2007, American Greetings Corporation (“American Greetings”) and PhotoWorks, Inc. (“PhotoWorks”) issued a press release announcing the execution of a definitive agreement pursuant to which American Greetings, through a wholly owned subsidiary, will acquire PhotoWorks. A copy of the press release is included as Exhibit 99 to this report and is incorporated in this report by reference.
Item 9.01   Financial Statements and Exhibits.
(d)   Exhibits

Exhibit
Number	Description

99	Press release, dated November 28, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Greetings Corporation (Registrant)
By:	/s/ Catherine M. Kilbane
Catherine M. Kilbane, Senior Vice President,
General Counsel and Secretary

Date: November 28, 2007